Exhibit 10.5
This Document Prepared By
and After Recording Return to:
Sheppard, Mullin, Richter & Hampton LLP
650 Town Center Dr., 10th Floor
Costa Mesa, CA 92626
Attn: Matthew Holbrook
Address of Property:
500 West Madison Street
Chicago, IL 60661
PIN Nos.:
17-09-342-002-0000
17-09-342-004-0000
17-09-342-005-0000
SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT AGREEMENT
This SUBORDINATION, NONDISTURBANCE, AND ATTORNMENT AGREEMENT (this “Agreement”) is entered into as of November 2, 2020 (the “Effective Date”), between U.S. BANK NATIONAL ASSOCIATION, a national banking association, whose address is 4100 Newport Place, Suite 900, Newport Beach, California 92660, Attention: Commercial Real Estate Banking, in its capacity as administrative agent (“Administrative Agent”) for the lenders (each, a “Lender” and, collectively, the “Lender”), and ACCENTURE LLP, an Illinois limited liability partnership (as successor-in-interest to Acquity Group, L.L.C., a Delaware limited liability company), whose address is 161 North Clark Street, Chicago, Illinois 60601, Attention: Real Estate Director (“Tenant”), with reference to the following facts:
A.KBSIII 500 WEST MADISON, LLC, a Delaware limited liability company (as successor-in-interest to UST-GEPT Joint Venture, L.P., an Illinois limited partnership), whose address is c/o KBS Capital Advisors LLC, 800 Newport Center Drive, Suite 700, Newport Beach, California 92660, Attention: Brett Merz and Todd Smith (“Landlord”), owns the real property located at 500 West Madison Street, Chicago, Illinois 60661 (such real property, including all buildings, improvements, structures and fixtures located thereon, “Landlord’s Premises”), as more particularly described in Schedule A.
B.Lenders have made a loan to Landlord in the maximum principal amount of $375,000,000.00 (the “Loan”), all as provided in and subject to the terms and conditions set forth in the Loan Documents (defined below).
C.To secure the Loan, Landlord has encumbered Landlord’s Premises by entering into that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated November 2, 2020, to and in favor of Administrative Agent and

Lenders (as amended, increased, renewed, extended, spread, consolidated, severed, restated, or otherwise changed from time to time, the “Mortgage”) to be recorded in the Official Records of the County of Cook, State of Illinois.
D.Pursuant to an Office Lease dated as of July 14, 2011, as amended on June 30, 2014, August 19, 2015, July 10, 2019, March 13, 2020 and July 20, 2020 (as amended and as may be amended in accordance with this Agreement, the “Lease”), Landlord demised to Tenant a portion of Landlord’s Premises (“Tenant’s Premises”). Tenant’s Premises are currently located on the 20th, 21st, 22nd, 23rd, 24th, 25th, and 26th Floors of the building located at 500 West Madison Street, Chicago, Illinois 60661.
E.Tenant and Administrative Agent, on behalf of Lenders, desire to agree upon the relative priorities of their interests in Landlord’s Premises and their rights and obligations if certain events occur.
NOW, THEREFORE, for good and sufficient consideration and intending to be legally bound hereby, Tenant and Administrative Agent agree:
1.Definitions. The following terms shall have the following meanings for purposes of this Agreement.
1.1“Civil Asset Forfeiture Reform Act” means the Civil Asset Forfeiture Reform Act of 2000 (18 U.S.C. Sections 983 et seq.), as amended from time to time, and any successor statute.
1.2“Construction-Related Obligation(s)” means any obligation of Landlord under the Lease to make, pay for, or reimburse Tenant for any alterations, demolition, or other improvements or work at Landlord’s Premises, including Tenant’s Premises. Construction Related Obligations shall not include: (a) reconstruction or repair following fire, casualty or condemnation; or (b) day-to-day maintenance and repairs.
1.3“Controlled Substances Act” means the Controlled Substances Act (21 U.S.C. Sections 801 et seq.), as amended from time to time, and any successor statute.
1.4“Foreclosure Event” means: (a) foreclosure under the Mortgage, whether by judicial action or pursuant to nonjudicial proceedings; (b) any other exercise by Administrative Agent of rights and remedies (whether under the Mortgage or under applicable law, including bankruptcy law) as holder of the Loan and/or as beneficiary under the Mortgage, as a result of which any Successor Landlord becomes owner of Landlord’s Premises; or (c) delivery by Landlord to Administrative Agent (or its designee or nominee) of a deed or other conveyance of Landlord’s interest in Landlord’s Premises in lieu of any of the foregoing.
1.5“Former Landlord” means Landlord and any other party that was landlord under the Lease at any time before the occurrence of any attornment under this Agreement.
1.6“Loan Documents” mean the Mortgage and any other document now or hereafter evidencing, governing, securing or otherwise executed in connection with the Loan, including any promissory note and/or loan agreement, pertaining to the repayment or use of the Loan proceeds or to any of the real or personal property, or interests therein, securing the Loan, as such documents or any of them may have been or may be from time to time hereafter renewed, extended, supplemented, increased or modified. This Agreement is a Loan Document.
1.7“Offset Right” means any right or alleged right of Tenant to any offset, defense (other than one arising from actual payment and performance, which payment and performance would bind a Successor Landlord pursuant to this Agreement), claim, counterclaim, reduction, deduction, or abatement against Tenant’s payment of Rent or performance of Tenant’s other obligations under the Lease, arising (whether under the Lease or other applicable law) from Landlord’s breach or default under the Lease.
1.8“Rent” means any fixed rent, base rent or additional rent under the Lease.
1.9“Successor Landlord” means any party that becomes owner of Landlord’s Premises as the result of a Foreclosure Event.
1.10“Termination Right” means any right of Tenant to cancel or terminate the Lease or to claim a partial or total eviction arising (whether under the Lease or under applicable law) from Landlord’s breach or default under the Lease.
2.Subordination. The Lease, including all rights of first refusal, purchase options and other rights of purchase, shall be, and shall at all times remain, subject and subordinate to the Mortgage, the lien and security interest imposed by the Mortgage and the right to enforce such lien or security interest, and all advances made under or secured by the Loan Documents. Tenant hereby intentionally and unconditionally subordinates the Lease and all of Tenant’s right, title and interest thereunder and in and to Landlord’s Premises (including Tenant’s right, title and interest in connection with any insurance proceeds or eminent domain awards or compensation relating to Landlord’s Premises and Tenant’s right to receive and retain any rentals or payments made under any sublease or concession agreement of or relating to any portion of Tenant’s Premises), to the lien of the Mortgage and all of Administrative Agent and Lender’s rights and remedies thereunder, and agrees that the Mortgage shall unconditionally be and shall at all times remain a lien on Landlord’s Premises prior and superior to the Lease.
3.Nondisturbance; Recognition; and Attornment.
3.1No Exercise of Mortgage Remedies Against Tenant. So long as the Lease has not been terminated on account of Tenant’s default that has continued beyond applicable notice and cure periods set forth in the Lease (an “Event of Default”), Administrative Agent shall not name or join Tenant as a defendant in any judicial action or proceeding that is commenced pursuant to the exercise of Administrative Agent’s rights and remedies arising upon a default by Landlord under the Mortgage unless (a) applicable law requires Tenant to be made a party thereto as a condition to proceeding against Landlord or in order to prosecute or otherwise fully enforce such rights and remedies; or (b) such joinder of Tenant is required for the recovery by Administrative Agent of any Rent at any time owing by Tenant under the Lease, whether pursuant to the assignment of rents set forth in the Mortgage or otherwise; or (c) such joinder is required in order to enforce any right of Administrative Agent to enter Landlord’s Premises for the purpose of making any inspection or assessment, or in order to protect the value of Administrative Agent’s security provided by the Mortgage. In any instance in which Administrative Agent is permitted to join Tenant as a defendant as provided above, Administrative Agent agrees not to terminate the Lease or otherwise adversely affect Tenant’s rights under the Lease or this Agreement in or pursuant to such action or proceeding, unless an Event of Default by Tenant has occurred and is continuing. The foregoing provisions of this Section shall not be construed in any manner that would prevent Administrative Agent from (i) carrying out any nonjudicial foreclosure proceeding under the Mortgage, or (ii) obtaining the appointment of a receiver for the Landlord’s Premises as and when permitted under applicable law.
3.2Nondisturbance and Attornment. If the Lease has not been terminated on account of an Event of Default by Tenant, then, when Successor Landlord takes title to Landlord’s Premises: (a) Successor Landlord shall not terminate or disturb Tenant’s possession of Tenant’s Premises under the Lease, except in accordance with the terms of the Lease and this Agreement; (b) Successor Landlord shall be bound to Tenant under all the terms and conditions of the Lease (except as provided in this Agreement); (c) Tenant shall recognize and attorn to Successor Landlord as Tenant’s direct landlord under the Lease as affected by this Agreement; and (d) the Lease shall continue in full force and effect as a direct lease, in accordance with its terms (except as provided in this Agreement), between Successor Landlord and Tenant.
3.3Use of Proceeds. Neither Administrative Agent nor Lender, in making any advances of the Loan pursuant to any of the Loan Documents, shall be under any obligation or duty to, nor has Administrative Agent or Lender represented to Tenant that it will, see to the application of such proceeds by the person or persons to whom Administrative Agent or Lender disburses such advances, and any application or use of such proceeds for purposes other than those provided for in any Loan Document shall not defeat Tenant’s agreement to subordinate the Lease in whole or in part as set forth in this Agreement.
3.4Further Documentation. The provisions of this Article shall be effective and self- operative without any need for Successor Landlord or Tenant to execute any further documents. Tenant and Successor Landlord shall, however, confirm the provisions of this Article in writing upon request by either of them.
3.5Default Under Mortgage. In the event that Administrative Agent notifies Tenant of a default under the Mortgage and demands that Tenant pay its rent and all other sums due under the Lease directly to Lender, Tenant shall honor such demand and pay the full amount of its rent and all other sums due under the Lease in accordance with the terms of the Lease directly to Administrative Agent pursuant to such notice, beginning with the payment next due after such notice of default, without inquiry as to whether a default actually exists under the Mortgage and notwithstanding any contrary instructions of or demands from Landlord. The consent and approval of Landlord to this Agreement shall constitute an express authorization for Tenant to make such payments to Administrative Agent and a release and discharge of all liability of Tenant to Landlord for any such payments made to Administrative Agent in compliance with Administrative Agent’s written demand.
4.Protection of Successor Landlord. Notwithstanding anything to the contrary in the Lease or the Mortgage, Successor Landlord shall not be liable for or bound by any of the following matters:

4.1Claims Against Former Landlord. Any Offset Right that Tenant may have against any Former Landlord relating to any event or occurrence before the date of attornment, including any claim for damages of any kind whatsoever as the result of any breach by Former Landlord that occurred before the date of attornment other than Offset Rights of Tenant pursuant to Section 9(e) of the Third Amendment to Office Lease dated as of July 10, 2019 (the “Third Amendment”), arising out of a failure of Former Landlord to fund an Allowance Request (as defined in the Third Amendment), provided that Tenant, concurrently with giving Former Landlord any notices required pursuant to Section 9(e) of the Third Amendment, provides a copy of such notices to Administrative Agent or Successor Landlord, as applicable. (The foregoing shall not limit (a) Tenant’s right to exercise against Successor Landlord any Offset Right otherwise available to Tenant because of events occurring after the date of attornment, (b) Successor Landlord’s obligation to correct any conditions that existed as of the date of attornment and violate Successor Landlord’s obligations as landlord under the Lease or (c) Tenant’s rights to exercise against Successor Landlord any Offset Rights of Tenant under Section 9(e) of the Third Amendment, provided Tenant, concurrently with the giving of any notice to Landlord pursuant to Section 9(e) of the Third Amendment, provides Administrative Agent or Successor Landlord, as applicable, with a copy of such notice.)
4.2Acts or Omissions of Former Landlord. Any act, omission, default, misrepresentation, or breach of warranty, of any previous landlord (including Former Landlord) or obligations accruing prior to Successor Landlord’s actual ownership of the Property, except as otherwise specifically provided in Section 4.1 above and except to the extent that such obligations constitute ongoing or continuing defaults of the Landlord in the performance of its obligations under the Lease to maintain the Landlord’s Premises and/or the Tenant’s Premises in the manner required by the Lease in which case Successor Landlord shall be responsible to perform such maintenance obligations (and shall be subject to any abatement right subsequently available to Tenant in the event Successor Landlord fails to perform such maintenance obligations as set forth in the Lease) after Successor Landlord succeeds to the interest of Landlord under the Lease; provided that Administrative Agent or Successor Landlord, as applicable, received notice of such default and the opportunity to cure in accordance with the terms hereof.
4.3Prepayments. Any payment of Rent that Tenant may have made to Former Landlord more than thirty (30) days before the date such Rent was first due and payable under the Lease with respect to any period after the date of attornment other than, and only to the extent that, the Lease expressly required such a prepayment.
4.4Payment; Security Deposit. Any obligation (a) to pay Tenant any sum(s) that any Former Landlord owed to Tenant, or (b) with respect to any security deposited with Former Landlord, unless such security was actually delivered to Administrative Agent. This Section is not intended to apply to Landlord’s obligation to make any payment that constitutes a Construction-Related Obligation.
4.5Modification; Amendment; or Waiver. Any modification or amendment of the Lease, or any waiver of any terms of the Lease, made without Administrative Agent’s written consent (which Administrative Agent will not unreasonably withhold, condition or delay), except for (a) amendments effected by Tenant’s unilateral election to renew, expand, reduce, exercise a right of first offer or right of first refusal to lease additional space, or terminate as specifically set forth in the Lease in effect as of the date hereof or future amendments to the Lease approved by Administrative Agent in writing or (b) any commencement date certificate or agreement setting forth the Lease dates.
4.6Surrender; Etc. Any consensual or negotiated surrender, cancellation, or termination of the Lease, in whole or in part, agreed upon between Landlord and Tenant, unless effected unilaterally by Tenant pursuant to the express terms of the Lease.
4.7Construction-Related Obligations. Any Construction-Related Obligation of Landlord under the Lease.
5.Exculpation of Successor Landlord. Notwithstanding anything to the contrary in this Agreement or the Lease, upon any attornment pursuant to this Agreement the Lease shall be deemed to have been automatically amended to provide that Successor Landlord’s obligations and liability under the Lease shall never extend beyond Successor Landlord’s (or its successors’ or assigns’) interest, if any, in Landlord’s Premises from time to time, including insurance and condemnation proceeds, Successor Landlord’s interest in the Lease, and the proceeds from any sale or other disposition of Landlord’s Premises by Successor Landlord (collectively, “Successor Landlord’s Interest”). Tenant shall look exclusively to Successor Landlord’s Interest (or that of its successors and assigns) for payment or discharge of any obligations of Successor Landlord under the Lease as affected by this Agreement. If Tenant obtains any money judgment against Successor Landlord with respect to the Lease or the relationship between Successor Landlord and Tenant, then Tenant shall look solely to Successor Landlord’s Interest (or that of its successors and assigns) to collect such judgment. Tenant shall not collect or attempt to collect any such judgment out of any other assets of Successor Landlord. In addition to any limitation of liability set forth in this Agreement, Administrative Agent, any Lender and/or each of their respective successors and assigns shall under no circumstances be liable for any incidental, consequential, punitive, or exemplary damages.
6.Administrative Agent’s Right to Cure.
6.1Notice to Administrative Agent. Notwithstanding anything to the contrary in the Lease or this Agreement, before exercising any Termination Right, Tenant shall provide Administrative Agent with notice of the breach or default by Landlord giving rise to same (the “Default Notice”) and, thereafter, the opportunity to cure such breach or default as provided for below.
6.2Administrative Agent’s Cure Period. After Administrative Agent receives a Default Notice, Administrative Agent shall have a period of thirty (30) days beyond the time available to Landlord under the Lease in which to cure the breach or default by Landlord. Administrative Agent shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Landlord, except to the extent that Administrative Agent agrees or undertakes otherwise in writing.
6.3Extended Cure Period. In addition, as to any breach or default by Landlord the cure of which requires possession and control of Landlord’s Premises, provided only that Administrative Agent undertakes to Tenant by written notice to Tenant within thirty (30) days after receipt of the Default Notice to exercise reasonable efforts to cure or cause to be cured by a receiver such breach or default within the period permitted by this Section, Administrative Agent’s cure period shall continue for such additional time (the “Extended Cure Period”) as Administrative Agent may reasonably require to either (a) obtain possession and control of Landlord’s Premises and thereafter cure the breach or default with reasonable diligence and continuity, or (b) obtain the appointment of a receiver and give such receiver a reasonable period of time in which to cure the default; provided, in no event shall the Extended Cure Period continue for more than one hundred eighty (180) days after delivery of the Default Notice.
7.Confirmation of Facts. Tenant represents to Administrative Agent and to the Lenders and to any Successor Landlord, in each case as of the Effective Date:
7.1Due Authorization. Tenant has full authority to enter into this Agreement, which has been duly authorized by all necessary actions.
7.2No Violations of Laws. Tenant has not violated, and shall not violate, any laws affecting Tenant’s Premises, including the Controlled Substances Act, or which could otherwise result in the commencement of a judicial or nonjudicial forfeiture or seizure proceeding by a governmental authority (including the commencement of any proceedings under the Civil Asset Forfeiture Reform Act) on the grounds that Tenant’s Premises or any part thereof has been used to commit or facilitate the commission of a criminal offense by any person, including Tenant, pursuant to any law, including the Controlled Substances Act, regardless of whether or not Tenant’s Premises is or shall become subject to forfeiture or seizure in connection therewith.
8.Miscellaneous.
8.1Notices. All notices or other communications required or permitted under this Agreement shall be in writing and given by certified mail (return receipt requested) or by nationally recognized overnight courier service that regularly maintains records of items delivered. Each party’s address is as set forth in the opening paragraph of this Agreement, subject to change by notice under this Section. Notices shall be effective the next business day after being sent by overnight courier service, and five (5) business days after being sent by certified mail (return receipt requested). Copies of all notices sent to Tenant shall also be delivered to Meltzer, Purtill & Stelle LLC, 300 South Wacker Drive, Suite 2300, Chicago, Illinois 60606, Attention: Scott Hargadon.
8.2Successors and Assigns. This Agreement shall bind and benefit the parties, their successors and assigns, any Successor Landlord, and its successors and assigns. If Administrative Agent or any Lender assigns the Mortgage, then upon delivery to Tenant of written notice thereof accompanied by the assignee’s written assumption of all obligations under this Agreement, all liability of the assignor shall terminate.
8.3Entire Agreement. This Agreement constitutes the entire agreement between Administrative Agent and Tenant regarding the subordination of the Lease to the Mortgage and the rights and obligations of Tenant and Administrative Agent as to the subject matter of this Agreement.

8.4Interaction with Lease and with Mortgage; Severability. If this Agreement conflicts with the Lease, then this Agreement shall govern as between the parties and any Successor Landlord, including upon any attornment pursuant to this Agreement. This Agreement supersedes, and constitutes full compliance with, any provisions in the Lease that provide for subordination of the Lease to, or for delivery of nondisturbance agreements by the beneficiary of, the Mortgage. Administrative Agent confirms that Administrative Agent has consented to Landlord’s entering into the Lease. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, such provision shall be considered severed from the rest of this Agreement and the remaining provisions shall continue in full force and effect as if such provision had not been included.
8.5Administrative Agent and Lender’s Rights and Obligations. Except as expressly provided for in this Agreement, neither Administrative Agent nor any Lender shall have any obligations to Tenant with respect to the Lease. If an attornment occurs pursuant to this Agreement, then all rights and obligations of Administrative Agent and each Lender under this Agreement shall terminate, without thereby affecting in any way the rights and obligations of Successor Landlord provided for in this Agreement.
8.6Interpretation; Governing Law. The interpretation, validity and enforcement of this Agreement shall be governed by and construed under the internal laws of the State of Illinois, excluding its principles of conflict of laws.
8.7Amendments. This Agreement may be amended, discharged or terminated, or any of its provisions waived, only by a written instrument executed by the party to be charged.
8.8Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
8.9Administrative Agent’s and Tenant’s Representation. Administrative Agent and Tenant represent to the other party that each has the full authority to enter into this Agreement, and each party’s respective entry into this Agreement has been duly authorized by all necessary actions.
8.10Reliance by Administrative Agent and Lenders. Tenant acknowledges the right of Administrative Agent and each Lender (as well as any Successor Landlord) to rely upon the certifications and agreements in this Agreement in making the Loan to Landlord.
8.11Administrative Agent. Administrative Agent is acting hereunder as Administrative Agent pursuant to the Loan Agreement, on behalf of itself and the other lenders and financial institutions which, from time to time, own and hold a portion of the obligations secured by the Mortgage. From time to time after the date hereof, additional lenders and financial institutions may become “Lenders” pursuant to the Loan Agreement and shall be entitled to the rights and benefits under this Agreement and the other Loan Documents.
[Signatures appear on following page.]

IN WITNESS WHEREOF, this Agreement has been duly executed by Administrative Agent and Tenant as of the Effective Date.
ADMINISTRATIVE AGENT:
U.S. BANK NATIONAL ASSOCIATION,
a national banking association
By:
Name:
Title:

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of	)
County of	)

On ____________________, before me, ____________________________, a Notary Public, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature	_________________________________

S-1

IN WITNESS WHEREOF, this Agreement has been duly executed by Administrative Agent and Tenant as of the Effective Date.
TENANT:
ACCENTURE LLP,
an Illinois limited liability partnership
By:    Accenture, Inc.,
a Delaware corporation,
its Managing Partner
By:    /s/ Ronald J. Roberts
Name:    Ronald J. Roberts
Title:    Authorized Signatory

STATE OF ILLINOIS    )
                ) SS.
COUNTY OF COOK        )
I, the undersigned , a Notary Public in and for said County, in the State aforesaid, do hereby certify that Ronald J. Roberts the Authorized Signatory of Accenture Inc., the Managing Partner of ACCENTURE LLP, an Illinois limited liability partnership (“Company”), personally known to me to be the same persons whose name is subscribed to the foregoing instrument as such Authorized Signatory appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act, as the free and voluntary act of Company, for the uses and purposes therein set forth.
GIVEN under my hand and notarial seal, this 16th day of October, 2020.
/s/ Laura C. Doyle
Notary Public
(SEAL)
My Commission Expires: 5/16/2022

SMRH:4843-3691-3353.5	S-2

LANDLORD’S CONSENT
Landlord consents and agrees to the foregoing Agreement, which was entered into at Landlord’s request. The foregoing Agreement shall not alter, waive or diminish any of Landlord’s obligations under the Mortgage or the Lease. The above Agreement discharges any obligations of Lender under the Mortgage and related loan documents to enter into a nondisturbance agreement with Tenant. Tenant is hereby authorized to pay its rent and all other sums due under the Lease directly to Lender upon receipt of a notice as set forth in Section 3.5 above from Lender and Tenant is not obligated to inquire as to whether a default actually exists under the Mortgage. Landlord is not a party to the above Agreement.
Dated:
LANDLORD:
KBSIII 500 WEST MADISON, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XI, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	_____________________
Charles J. Schreiber, Jr., Chief Executive Officer

LANDLORD ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of	)
County of	)

On ____________________, before me, ____________________________, a Notary Public, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature	________________________________

SCHEDULE A
Description of Landlord’s Premises
REAL PROPERTY IN THE CITY OF CHICAGO, COUNTY OF COOK, STATE OF ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:
NOTE: THE PHRASE "VACATED 18 FOOT ALLEY" AS USED IN THESE LEGAL DESCRIPTIONS IS IN REFERENCE TO THE 18 FOOT WIDE NORTH-SOUTH ALLEY LYING IN BLOCK 50 WHICH WAS VACATED BY ORDINANCE RECORDED JANUARY 5, 1907 AS DOCUMENT NO. 3974491.
PARCEL 1:
THE SOUTH 275.06 FEET (MEASURED PERPENDICULARLY) OF THE FOLLOWING DESCRIBED PROPERTY, ALL TAKEN AS A TRACT:
BLOCK 50 AND THE VACATED 18 FOOT ALLEY IN SAID BLOCK 50 (EXCEPT THAT PART OF BLOCK 50 AND THE VACATED ALLEY THEREIN, LYING IN MADISON STREET AS WIDENED) IN THE ORIGINAL TOWN OF CHICAGO IN THE SOUTHWEST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST IF THE THIRD PRINCIPAL MERIDIAN IN COOK COUNTY, ILLINOIS.
PARCEL 2A:
THAT PART OF THE FOLLOWING DESCRIBED PROPERTY, ALL TAKEN AS A TRACT, LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF +23.00 FEET CHICAGO CITY DATUM AND LYING NORTH OF THE SOUTH 275.06 FEET (MEASURED PERPENDICULARLY) OF SAID TRACT:
BLOCK 50 AND THE VACATED 18 FOOT ALLEY IN SAID BLOCK 50 (EXCEPT THAT PART OF BLOCK 50 AND THE VACATED ALLEY THEREIN, LYING IN MADISON STREET AS WIDENED) IN THE ORIGINAL TOWN OF CHICAGO IN THE SOUTHWEST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN IN COOK COUNTY, ILLINOIS.
PARCEL 2B:
THAT PART OF THE FOLLOWING DESCRIBED PROPERTY, ALL TAKEN AS A TRACT, LYING ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF +23.00 FEET CHICAGO CITY DATUM, LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF +59.63 FEET CHICAGO CITY DATUM, AND LYING NORTH OF THE SOUTH 275.06 FEET (MEASURED PERPENDICULARLY) OF SAID TRACT:
BLOCK 50 AND THE VACATED 18 FOOT ALLEY IN SAID BLOCK 50 (EXCEPT THAT PART OF BLOCK 50 AND THE VACATED ALLEY THEREIN, LYING IN MADISON STREET AS WIDENED) IN THE ORIGINAL TOWN OF CHICAGO IN THE SOUTHWEST
A-1

1/4 SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN IN COOK COUNTY, ILLINOIS;
FOR THE CONSTRUCTION, MAINTENANCE, USE REPAIR, REPLACEMENT, RENOVATION, RECONSTRUCTION AND IMPROVEMENT WITH CAISSONS, SUPPORT POSTS, ARCHES, COLUMNS OR OTHER SUPPORT DEVICES; AND FOR THE INSTALLATION AND MAINTENANCE OF UTILITY LINES.
PARCEL 2C:
THAT PART OF THE FOLLOWING DESCRIBED PROPERTY ALL TAKEN AS A TRACT, LYING ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF +59.63 FEET CHICAGO CITY DATUM AND LYING NORTH OF THE SOUTH 275.06 FEET (MEASURED PERPENDICULARLY) OF SAID TRACT:
BLOCK 50 AND THE VACATED 18 FOOT ALLEY IN SAID BLOCK 50 (EXCEPT THAT PART OF BLOCK 50 AND THE VACATED ALLEY THEREIN, LYING IN MADISON STREET AS WIDENED) IN THE ORIGINAL TOWN OF CHICAGO IN THE SOUTHWEST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN IN COOK COUNTY, ILLINOIS.
PIN Nos.:
17-09-342-002-0000
17-09-342-004-0000
17-09-342-005-0000
FOR REFERENCE PURPOSES ONLY, THE ABOVE DESCRIBED PROPERTY IS COMMONLY KNOWN AS:
500 West Madison Street
Chicago, Illinois 60661
A-2